UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811- 5652

                         DREYFUS MUNICIPAL INCOME, INC.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including     (212) 922-6000
area code:

Date of fiscal year end:   9/30


Date of reporting period:     9/30/03

                                  FORM N-CSR

ITEM 1.      REPORTS TO STOCKHOLDERS.

      Dreyfus Municipal Income, Inc.

      ANNUAL REPORT September 30, 2003



                         DREYFUS MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

  THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

* Information we receive from agents and service providers, such as proxy voting information.

  THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

   Thank    you    for    this    opportunity    to    serve    you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Additional Information

                            28   Important Tax Information

                            29   Proxy Results

                            30   Board Members Information

                            32   Officers of the Fund

                            37   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Income, Inc. covers the 12-month period from October 1, 2002, through September 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. However, investor uncertainty regarding the strength of the recovery has produced heightened volatility in the tax-exempt fixed-income market. After most areas of the municipal bond market experienced sharp declines
during   the   summer,   prices   generally   bounced   back   in   September.

Despite recent reductions in federal tax rates, we believe that municipal bonds may become more attractive to certain investors if states and municipalities continue to raise taxes to balance their budgets. As always, we encourage you to talk with your financial advisor about ways to enjoy the benefits of tax-exempt municipal bonds as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

October 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Municipal Income, Inc. perform during the period?

For the 12-month period ended September 30, 2003, the fund achieved a total return of 4.50%.(1) Over the same period, the fund provided income dividends of $0.6800 per share, which is equal to a distribution rate of 7.02%.(2)

The fund's performance was primarily influenced by falling interest rates early in the reporting period and heightened volatility in the municipal bond market, particularly in July, as the outlook for the U.S. economy improved. The fund successfully avoided the full brunt of the market's volatility by emphasizing high-quality, income-oriented securities.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital from a portfolio that, under normal market conditions, invests at least 80% of the value of its net assets in municipal obligations. Under normal market conditions, the fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to
have,    maturities    of    less    than    one    year.

We generally employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we look for bonds that we believe can potentially provide high current levels of income. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer and any provisions for early redemption

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Second, we actively manage the fund' s average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. For example, if we expect the supply of newly issued bonds to increase temporarily, we may reduce the fund's average duration to make cash available for the purchase of what we believe can potentially be higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund' s average duration to maintain then-current yields for as long as we deem appropriate.

Over time, many of the fund's relatively higher-yielding bonds mature or are redeemed by their issuers, and we generally attempt to replace them with securities at then-prevailing yields, which may be lower than the rates of the securities which mature or are redeemed. We also may look to upgrade the portfolio investments, when we deem appropriate, with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings.

What other factors influenced the fund's performance?

Economic weakness during much of the reporting period proved to be beneficial for municipal bonds as the Federal Reserve Board (the "Fed") reduced short-term interest rates in November 2002 and June 2003 to 1%, a 45-year low. Longer-term bond yields declined in this environment, producing attractive levels of capital appreciation. However, signs of greater economic strength in July 2003 led investors to believe that the Fed's most recent rate cut may have been the last of the current cycle, and many sold bonds. As a result, bond prices fell sharply in July and early August, erasing most of the reporting period's previous gains,
before   rising   again   more   moderately   in  late  August  and  September.

The weak economy also adversely affected the fiscal condition of many states and municipalities. Because tax revenues failed to meet budgeted projections, many states faced widening deficits and credit-rating downgrades. To fund their budget shortfalls, many municipalities issued a higher volume of municipal
bonds.    Although    a    larger    supply

of municipal bonds historically has tended to drive yields higher, the increase in supply during the reporting period generally was met by robust investor demand, and bond yields generally remained low.

Finally, the reporting period' s low interest rates benefited the fund's leveraged investment strategy. Because the fund was able to lock in prevailing low interest rates for a longer period to buy additional securities, we were able to raise its dividend distribution rate in January 2003.

What is the fund's current strategy?

When making new purchases, we generally have emphasized higher-quality securities, including insured securities and bonds from highly rated issuers that we believe have strong liquidity characteristics.(3) This focus helped the fund avoid weakness among lower-rated bonds as fiscal pressures intensified

At the same time, the fund's long average duration and its core holdings helped it avoid the full brunt of the market's volatility in July. More recently, as a result of sales of some lower-quality securities, we have increased the fund's cash holdings. We will look to deploy those assets to securities as new
opportunities    arise.

October 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

(3) INSURANCE ON INDIVIDUAL SECURITIES EXTENDS TO THE REPAYMENT OF PRINCIPAL AND THE PAYMENT OF INTEREST IN THE EVENT OF DEFAULT. IT DOES NOT EXTEND TO THE MARKET VALUE OF THE PORTFOLIO SECURITIES OR THE VALUE OF THE FUND'S SHARES.

                                                             The Fund

SELECTED INFORMATION

September 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS


  Market Price per share September 30, 2003       $9.69

  Shares Outstanding September 30, 2003      20,436,297

  American Stock Exchange Ticker Symbol             DMF

MARKET PRICE (AMERICAN STOCK EXCHANGE)

                          Fiscal Year Ended September 30, 2003
            -----------------------------------------------------------------

                             QUARTER                     QUARTER                  QUARTER                     QUARTER
                              ENDED                       ENDED                    ENDED                       ENDED
                        DECEMBER 31, 2002            MARCH 31, 2003            JUNE 30, 2003            SEPTEMBER 30, 2003
                    -----------------------------------------------------------------------------------------------------------

   High                         $9.55                      $9.61                  $10.35                        $9.92

   Low                           8.56                       8.61                    9.31                         9.17

   Close                         8.89                       9.51                    9.92                         9.69

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   October 24, 1988 (commencement of operations)
     through September 30, 2003                           170.31%

   October 1, 1993 through September 30, 2003              75.70

   October 1, 1998 through September 30, 2003              38.50

   October 1, 2002 through September 30, 2003               8.48

   January 1, 2003 through September 30, 2003              15.19

   April 1, 2003 through September 30, 2003                 5.79

   July 1, 2003 through September 30, 2003                 (0.41)

NET ASSET VALUE PER SHARE

  October 24, 1988 (commencement of operations)          $9.26

  September 30, 2002                                      9.78

  December 31, 2002                                       9.61

  March 31, 2003                                          9.51

  June 30, 2003                                           9.70

  September 30, 2003                                      9.51

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   October 24, 1988 (commencement of operations)
     through September 30, 2003                           186.49%

   October 1, 1993 through September 30, 2003              77.39

   October 1, 1998 through September 30, 2003              35.61

   October 1, 2002 through September 30, 2003               4.50

   January 1, 2003 through September 30, 2003               4.58

   April 1, 2003 through September 30, 2003                 3.82

   July 1, 2003 through September 30, 2003                 (0.04)

*   WITH DIVIDENDS REINVESTED.


STATEMENT OF INVESTMENTS

September 30, 2003

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--147.3%                                                       Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--8.4%

Courtland Industrial Development Board, SWDR

  (Champion International Corp. Project)

   6.50%, 9/1/2025                                                                            2,500,000                2,578,050

Jefferson County, Sewer Revenue, Capital Improvement

  5.75%, 2/1/2038 (Insured; FGIC)

   (Prerefunded 2/1/2009)                                                                     7,500,000  (a)           8,780,475

The Board of Trustees of the University of Alabama, HR

  (University of Alabama at Birmingham)

   5.875%, 9/1/2031 (Insured; MBIA)                                                           4,620,000                5,017,551

ALASKA--4.9%

Alaska Housing Finance Corp., General Mortgage Revenue

   6.05%, 6/1/2039 (Insured; MBIA)                                                            6,845,000                7,138,171

Valdez, Marine Terminal Revenue

  (British Petroleum Pipeline Inc. Project)

   5.50%, 10/1/2028                                                                           2,375,000                2,422,809

CALIFORNIA--12.4%

ABAG Financial Authority For Nonprofit Corporations:

  Insured Revenue, COP

      (Odd Fellows Home of California) 6%, 8/15/2024                                          5,000,000                5,241,400

   MFHR

      (Civic Center Drive Apartments)

      5.875%, 9/1/2032 (Insured; FSA)                                                         3,750,000                3,898,650

California 5%, 2/1/2032                                                                       4,000,000                3,867,400

California Health Facilities Financing Authority, Revenue

   (Sutter Health) 6.25%, 8/15/2035                                                           2,500,000                2,701,950

California Statewide Communities Development Authority,

   COP (Catholic Healthcare West) 6.50%, 7/1/2020                                             5,000,000                5,402,500

Golden State Tobacco Securitization Corp., Revenue

  (Tobacco Settlement Asset-Backed Bonds)

   7.80%, 6/1/2042                                                                            3,000,000                3,014,640

COLORADO--3.7%

Colorado Springs, HR 6.375%, 12/15/2030                                                       5,725,000                6,133,765

City and County of Denver, Airport Revenue

  (Special Facilities-United Airlines Inc. Project)

   6.875%, 10/1/2032                                                                          2,480,000  (b)           1,004,400

DISTRICT OF COLUMBIA--1.1%

District of Columbia, Revenue

  (Catholic University America Project)

   5.625%, 10/1/2029 (Insured; AMBAC)                                                         2,080,000                2,216,802

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--2.5%

Orange County Health Facilities Authority, Revenue

   (Orlando Regional Healthcare System) 6%, 10/1/2026                                         1,500,000                1,563,165

Pinellas County Housing Finance Authority, SFMR

   (Multi-County Program) 6.70%, 2/1/2028                                                     2,205,000                2,270,643

South Lake County Hospital District, Revenue

   (South Lake Hospital Inc.) 5.80%, 10/1/2034                                                1,095,000                1,120,065

GEORGIA--1.4%

Private Colleges and Universities Facilities Authority,

  Revenue (Clark Atlanta University Project)

   8.25%, 1/1/2015                                                                            2,630,000                2,781,093

ILLINOIS--10.6%

Chicago 6.125%, 1/1/2028 (Insured; FGIC)                                                      4,000,000                4,523,400

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers Facilities

   Acquisition Program) 8.75%, 3/1/2010                                                          85,000                   85,749

Illinois Health Facilities Authority, Revenue:

   (Advocate Health Care Network) 6.125%, 11/15/2022                                          5,800,000                6,404,070

   (OSF Healthcare System) 6.25%, 11/15/2029                                                  7,000,000                7,399,910

   (Swedish American Hospital) 6.875%, 11/15/2030                                             2,000,000                2,186,880

INDIANA--1.6%

Franklin Township School Building Corp. (Marion County)

  First Mortgage 6.125%, 1/15/2022

   (Prerefunded 7/15/2010)                                                                    2,500,000  (a)           3,041,550

KENTUCKY--1.9%

Perry County, SWDR (TJ International Project)
   7%, 6/1/2024                                                                               3,500,000                3,632,790

MARYLAND--5.3%

Maryland Economic Development Corp.,

  Student Housing Revenue (University of Maryland,

   College Park Project) 5.625%, 6/1/2035                                                     2,000,000                1,987,820

Maryland Health and Higher Educational Facilities

  Authority, Revenue (The John Hopkins University Issue)

   6%, 7/1/2039 (Prerefunded 7/1/2009)                                                        7,000,000  (a)           8,365,560

MASSACHUSETTS--4.4%

Massachusetts Health and Educational Facilities Authority,

  Revenue, Healthcare System (Covenant Health)

   6%, 7/1/2031                                                                               2,500,000                2,622,350

Massachusetts Industrial Finance Agency, Revenue

   (Water Treatment-American Hingham)
   6.95%, 12/1/2035                                                                           5,640,000                5,935,649


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN--8.2%

Hancock Hospital Finance Authority, Mortgage Revenue

   (Portgage Health) 5.45%, 8/1/2047 (Insured; MBIA)                                          2,200,000                2,306,634

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  7,670,000  (a)           8,874,420

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            4,900,000                4,729,578

MINNESOTA--1.4%

Minnesota Agricultural and Economic Development Board,

  Health Care System Revenue (Fairview Health Services)

   6.375%, 11/15/2029                                                                         2,500,000                2,697,175

MISSISSIPPI--3.1%

Mississippi Business Finance Corp., PCR

  (System Energy Resource Inc. Project)

   5.875%, 4/1/2022                                                                           6,000,000                5,996,640

MISSOURI--5.4%

Health and Educational Facilities Authority of the State

  of Missouri, Health Facilities Revenue:

      (BJC Health System) 5.25%, 5/15/2032                                                    2,500,000                2,585,375

      (Saint Anthony's Medical Center)
         6.25%, 12/1/2030                                                                     2,500,000                2,641,175

The Industrial Development Authority of the City of

  Saint Louis, Senior Lien Revenue (Saint Louis

  Convention Center Headquarters Hotel Project):

      7.20%, 12/15/2028                                                                       1,500,000                1,475,640

      7.25%, 12/15/2035                                                                       3,000,000                3,005,700

Missouri Housing Development Commission,
   Mortgage Revenue

   (Single Family--Homeownersip Loan)
   6.30%, 9/1/2025                                                                              810,000                  849,228

NEVADA--5.1%

Clark County, IDR (Southwest Gas Corp.):

   6.50%, 12/1/2033                                                                           5,300,000                5,335,510

   6.10%, 12/1/2038 (Insured; AMBAC)                                                          4,000,000                4,505,200

NEW MEXICO--1.6%

Farmington, PCR (Public Service Co. San Juan)

   6.30%, 12/1/2016                                                                           3,000,000                3,072,600

NEW YORK--2.6%

Long Island Power Authority, Electric System Revenue

   5%, 9/1/2027                                                                               2,500,000                2,493,675

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue

   5.125%, 6/15/2034 (Insured; FGIC)                                                          2,500,000                2,553,875

NORTH CAROLINA--5.8%

North Carolina Capital Facilities Finance Agency,

  Revenue (Duke University Project)

   5.25%, 7/1/2042                                                                            5,000,000                5,175,500

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 5.125%, 1/1/2026                                                      3,680,000                3,577,402

North Carolina Housing Finance Agency
   (Home Ownership) 6.25%, 1/1/2029                                                           2,375,000                2,487,789

OHIO--5.2%

Cuyahoga County, Hospital Improvement Revenue

   (The Metrohealth System Project)
   6.125%, 2/15/2024                                                                          5,000,000                5,229,300

Ohio Housing Finance Agency, Residential Mortgage
   Revenue 5.75%, 9/1/2030                                                                      980,000                1,010,341

Rickenbacker Port Authority, Capital Funding Revenue

   (OASBO Expanded Asset Pooled) 5.375%, 1/1/2032                                             3,590,000                3,775,423

OKLAHOMA--1.4%

Oklahoma Development Finance Authority, Revenue

   (Saint John Health System) 6%, 2/15/2029                                                   2,500,000                2,715,500

PENNSYLVANIA--5.9%

Pennsylvania Economic Development Financing Authority,

   RRR (Northampton Generating Project)
   6.60%, 1/1/2019                                                                            3,500,000                3,541,020

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 5.875%, 12/1/2031                                                         7,750,000                7,987,382

SOUTH CAROLINA--6.7%

Medical University, Hospital Facilities Revenue

   6%, 7/1/2019 (Prerefunded 7/1/2009)                                                        2,500,000  (a)           2,971,400

Piedmont Municipal Power Agency, Electric Revenue:

   6.55%, 1/1/2016                                                                              880,000                  881,109

   5.25%, 1/1/2021                                                                            3,500,000                3,367,175

Tobacco Settlement Revenue Management Authority,

  Tobacco Settlement Asset--Backed Bonds:

      6.375%, 5/15/2028                                                                       2,900,000                2,525,465

      6.375%, 5/15/2030                                                                       3,750,000                3,233,775


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS--10.4%

Austin Convention Enterprises Inc.,

  Convention Center Hotel First Tier Revenue

   6.70%, 1/1/2032                                                                            2,000,000                2,054,280

Gregg County Health Facilities Development Corp., HR

  (Good Shepherd Medical Center Project)

   6.375%, 10/1/2025                                                                          2,500,000                2,842,850

Harris County Health Facilities Development Corp., HR

   (Memorial Hermann Healthcare) 6.375%, 6/1/2029                                             3,565,000                3,842,678

Port of Corpus Christi Authority, Nueces County,

   General Revenue (Union Pacific) 5.65%, 12/1/2022                                           4,000,000                3,935,320

Texas, Veterans Housing Assistance Program
   6.10%, 6/1/2031                                                                            7,000,000                7,452,760

UTAH--2.1%

Carbon County, SWDR (Sunnyside Cogeneration)

   7.10%, 8/15/2023                                                                           2,971,000                2,825,094

Utah Housing Finance Agency, Single Family Mortgage

   6%, 1/1/2031                                                                               1,170,000                1,222,158

VERMONT--2.2%

Vermont Educational and Health Buildings

  Financing Agency, Revenue

   (Saint Michael's College Project)
   6%, 10/1/2028                                                                              1,500,000                1,660,005

Vermont Housing Finance Agency, Single Family Housing

   6.40%, 11/1/2030 (Insured; FSA)                                                            2,570,000                2,698,680

WASHINGTON--3.8%

Public Utility District Number 1 of Pend Orielle County,

   Electric Revenue 6.375%, 1/1/2015                                                          2,000,000                2,114,400

Washington Higher Education
   Facilities Authority, Revenue

   (Whitman College Project) 5.875%, 10/1/2029                                                5,000,000                5,337,850

WEST VIRGINIA--6.5%

Braxton County, SWDR (Weyerhaeuser Co. Project):

   6.50%, 4/1/2025                                                                            5,000,000                5,123,800

   5.80%, 6/1/2027                                                                            7,450,000                7,467,880

WISCONSIN--3.5%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Asset-Backed Bonds
   7%, 6/1/2028                                                                               2,500,000                2,377,525

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN (CONTINUED)

Wisconsin Health and Educational Facilities Authority,

   Revenue (Aurora Health Care, Inc.)
   5.60%, 2/15/2029                                                                           4,750,000                4,439,255

WYOMING--1.0%

Sweetwater County, SWDR (FMC Corp. Project)
   7%, 6/1/2024                                                                               2,000,000                2,002,620

U.S. RELATED--7.2%

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue:

      8.74%, 7/1/2038 (Insured; MBIA)                                                         4,000,000  (c,d)         4,134,600

      8.74%, 7/1/2038                                                                         5,000,000  (c,d)         5,168,250

Puerto Rico Infrastructure Financing Authority,

  Special Tax Revenue, Residual Certificates

   8.615%, 7/1/2015                                                                           4,000,000  (c,d)         4,734,960

TOTAL LONG--TERM MUNICIPAL INVESTMENTS

   (cost $272,080,574)                                                                                               286,375,228
------------------------------------------------------------------------------------------------------------------------------------

SHORT--TERM MUNICIPAL INVESTMENTS--1.5%
--------------------------------------------------------------------------------

TEXAS;

Bell County Health Facilities Development Corp., HR, VRDN

   (Scott and White) 1.25% (Insured; MBIA)                                                    1,100,000  (e)           1,100,000

Harris County Health Facilities Development Corp.,

   Revenue, VRDN (Methodist Hospital) 1.25%                                                   1,900,000  (e)           1,900,000

TOTAL SHORT--TERM MUNICIPAL INVESTMENTS

   (cost $3,000,000)                                                                                                   3,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $275,080,574)                                                            148.8%              289,375,228

CASH AND RECEIVABLES (NET)                                                                         2.6%                5,015,110

PREFERRED STOCK, AT REDEMPTION VALUE                                                            (51.4%)            (100,000,000)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                     100.0%              194,390,338


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                    Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

IDR                 Industrial Development Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RRR                 Resources Recovery Revenue

SFMR                Single Family Mortgage Revenue

SWDR                Solid Waste Disposal Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              25.2

AA                               Aa                              AA                                               16.9

A                                A                               A                                                26.1

BBB                              Baa                             BBB                                              27.4

BB                               Ba                              BB                                                 .7

CC                               Ca                              CC                                                 .4

F1                               MIG1/P1                         SP1/A1                                             .7

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                      2.6

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(C)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 2003,
THESE SECURITIES AMOUNTED TO $14,037,810 OR 7.2% OF NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS.

(D)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(F)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

(G)  AT SEPTEMBER 30, 2003, THE FUND HAD $86,166,678 OR 44.3% OF NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS INVESTED IN SECURITIES WHOSE PAYMENT OF
PRINCIPAL AND INTEREST IS DEPENDENT UPON REVENUES GENERATED FROM HEALTH CARE
PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           275,080,574   289,375,228

Cash                                                                    112,747

Interest receivable                                                   5,133,768

Prepaid expenses                                                        182,714

                                                                    294,804,457
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           180,441

Dividend payable to Preferred Shareholders                               71,317

Commssions payable                                                       14,440

Accrued expenses                                                        147,921

                                                                        414,119
--------------------------------------------------------------------------------

AUCTION PREFERRED STOCK, Series A and B,
  par value $.001 per share (4,000 shares issued
  and outstanding at $25,000 per share
  liquidation preference)--Note 1                                   100,000,000
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ($)                    194,390,338
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Common Stock, par value, $.001 per share
  (20,436,297 shares issued and outstanding)                             20,436

Paid-in capital                                                     189,176,602

Accumulated undistributed investment income--net                      2,835,379

Accumulated net realized gain (loss) on investments                (11,936,733)

Accumulated net unrealized appreciation
  (depreciation) on investments                                      14,294,654
--------------------------------------------------------------------------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                        194,390,338
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(110 million shares of $.001 par value Common Stock authorized)      20,436,297

NET ASSET VALUE, per share of Common Stock ($)                             9.51

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,341,143

EXPENSES:

Management fee--Note 3(a)                                            2,059,312

Commission fees--Note 1                                                265,945

Professional fees                                                       81,349

Shareholder servicing costs--Note 3(b)                                  51,881

Shareholders' reports                                                   39,682

Custodian fees--Note 3(b)                                               22,620

Registration fees                                                       17,265

Directors' fees and expenses--Note 3(c)                                 11,310

Miscellaneous                                                           27,116

TOTAL EXPENSES                                                       2,576,480

INVESTMENT INCOME--NET                                              14,764,663
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (3,307,865)

Net unrealized appreciation (depreciation) on investments          (1,668,884)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (4,976,749)

DIVIDENDS ON PREFERRED STOCK                                       (1,391,588)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 8,396,326

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                             -----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,764,663          15,394,701

Net realized gain (loss) on investments       (3,307,865)            (446,764)

Net unrealized appreciation (depreciation)
   on investments                             (1,668,884)             600,180

Dividends on Preferred Stock                  (1,391,588)          (1,643,057)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   8,396,326           13,905,060
--------------------------------------------------------------------------------

DIVIDENDS TO COMMON SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (13,870,604)         (11,495,971)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED                              503,937                   --

TOTAL INCREASE (DECREASE) IN NET ASSETS       (4,970,341)            2,409,089
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           199,360,679          196,951,590

END OF PERIOD                                 194,390,338          199,360,679

Undistributed investment income--net            2,835,379            3,342,621
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                 53,370                --

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements, and with respect to common stock, market price data for the fund's common shares.

                                                                                  Year Ended September 30,
                                                             ----------------------------------------------------------------------
                                                              2003            2002(a)        2001            2000        1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          9.78            9.66           8.82            8.90        9.71

Investment Operations:

Investment income--net                                         .72(b)          .76(b)         .74             .74         .53

Net realized and unrealized
   gain (loss) on investments                                 (.24)            .00(c)         .79            (.08)       (.73)

Dividends on Preferred Stock
   from investment income--net                                (.07)           (.08)          (.16)           (.20)       (.01)

Total from Investment Operations                               .41             .68           1.37             .46        (.21)

Distributions to Common Shareholders:

Dividends from investment income--net                         (.68)           (.56)          (.53)           (.53)       (.54)

Capital Stock transaction--net
   effect of Preferred Stock offering                           --              --            .00(c)         (.01)       (.06)

Net asset value, end of period                                9.51            9.78           9.66            8.82        8.90

Market value, end of period                                   9.69            9.60           8.71            7 7/8        7 5/8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                           8.48           17.28          17.55           10.71      (16.35)

                                                                                                     The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   Year Ended September 30,
                                                              ----------------------------------------------------------------------
                                                              2003          2002(a)        2001            2000           1999
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets applicable
   to Common Stock                                       1.33(e,f)       1.33(e,f)      1.39(e,f)       1.48(e,f)       .85(e,f)

Ratio of net investment income
   to average net assets applicable
   to Common Stock                                       7.60(e,f)       7.93(e,f)      7.97(e,f)       8.64(e,f)      5.72(e,f)

Portfolio Turnover Rate                                  9.88            5.32          15.27           22.47          35.55

Asset coverage of Preferred Stock,
   end of period                                          294             299            297             280            281
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, net of Preferred stock,
   end of period ($ x 1,000)                          194,390         199,361        196,952         179,792        181,315

Preferred Stock outstanding,
   end of period ($ x 1,000)                          100,000         100,000        100,000         100,000        100,000

(A) AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR
INVESTMENT COMPANIES AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT SECURITIES ON A DAILY BASIS. THE
EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET
REALIZED AND REALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET INVESTMENT INCOME TO
AVERAGE NET ASSETS BY LESS THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN RESTATED TO
REFLECT THIS CHANGE IN  PRESENTATION.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) CALCULATED BASED ON MARKET VALUE.

(E) DOES NOT REFLECT THE EFFECT OF DIVIDENDS TO PREFERRED STOCKHOLDERS.

(F)  THE RATIO OF EXPENSES TO TOTAL AVERAGE NET ASSETS, INCLUSIVE OF THE
OUTSTANDING AUCTION PREFERRED STOCK, AND THE RATIO OF NET INVESTMENT INCOME TO
TOTAL AVERAGE NET ASSETS WERE .88% AND 5.02%, RESPECTIVELY, FOR THE YEAR ENDED
SEPTEMBER 30, 2003, .87% AND 5.23%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER
30, 2002, .91% AND 5.21%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2001,
..94% AND 5.49%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 2000 AND .84% AND
5.63%, RESPECTIVELY, FOR THE YEAR ENDED SEPTEMBER 30, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's Common Stock trades on the American Stock Exchange under the ticker symbol DMF.

The fund has outstanding 2,000 shares of Series A and 2,000 shares of Series B Auction Preferred Stock ("APS"), with a liquidation preference of $25,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation) . APS dividend rates are determined pursuant to periodic auctions. Deutsche Bank Trust Company America, as Auction Agent, receives a fee from the fund for its services in connection with such auctions. The fund also compensates broker-dealers generally at an annual rate of .25% of the purchase price of the shares of APS placed by the broker-dealer in an auction

The fund is subject to certain restrictions relating to the APS. Failure to comply with these restrictions could preclude the fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of APS at liquidation value.

The holders of the APS, voting as a separate class, have the right to elect at least two directors. The holders of the APS will vote as a separate class on certain other matters, as required by law. The fund has designated Whitney I. Gerard and George L. Perry to represent holders of APS on the fund's Board of Directors.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued daily by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange  on  which  such  securities  are primarily traded or at the last sales
price   on   the   national   securities   market   on   each   business   day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C)  DIVIDENDS  TO  SHAREHOLDERS  OF  COMMON  STOCK  (" COMMON SHAREHOLDER(S)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.

On September 30, 2003, the Board of Directors declared a cash dividend of $.06 per share from investment income-net, payable on October 29, 2003 to Common Shareholders of record as of the close of business on October 15, 2003.

(D) DIVIDENDS TO SHAREHOLDERS OF APS: For APS, dividends are currently reset every 7 days for Series A. The dividend rate for Series B will be in effect until February 17, 2005. The dividend rates in effect at September 30, 2003 were as follows: Series A .90% and Series B 1.58%.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At September 30, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $2,912,062, accumulated capital losses $8,542,403 and unrealized appreciation $14,351,669. In addition, the fund had $3,394,320 of capital losses realized after October 31, 2002, which are deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to September 30, 2003. If not applied, $4,999,899 of the carryover expires in fiscal 2004,
                                                                    The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

$1,148,413  expires  in fiscal 2008, $619,742 expires in fiscal 2009, $1,413,550
expires    in   fiscal   2010   and   $360,799   expires   in   fiscal   2011.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2003 and September 30, 2002, were as follows: tax exempt income $15,262,192 and $13,139,028, respectively.

During the period ended September 30, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $9,713 and increased paid-in capital by the same amount. Net assets were not affected by this reclassification

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2003,
the    fund    did    not    borrow    under    the    line    of    credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund' s average daily net assets, inclusive of the oustanding auction preferred stock, and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage fees and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear, the amount of such excess to the extent required by state law. During the period ended September 30, 2003, there was no expense reimbursement pursuant to the Agreement.

(B)  The fund compensates Mellon under a transfer agency agreement for providing
personnel    and    facilities    to    perform    transfer    agency

services for the fund. During the period ended September 30, 2003, the fund was charged $50,914 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2003, the fund was charged $22,620 pursuant to the custody agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who is not an "affiliated person" as defined in the Act received an annual fee of $45,000, an attendance fee of $5,000 for each in-person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group, comprising the fund increased and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in-person meeting. As a result of this change in the compensation arrangement aggregate fees paid to each Board member for the period ended September 30, 2003 were $1,250 as compared to $1,910 (normally the fees would have been $1,410 except for a fund specific telephone meeting) for the period ended September 30, 2002. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2003, amounted to $28,397,870 and $27,988,003, respectively.

At September 30, 2003, the cost of investments for federal income tax purposes was $275,023,559; accordingly, accumulated net unrealized appreciation on investments was $14,351,669, consisting of $17,790,570 gross unrealized appreciation and $3,438,901 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Municipal Income, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Income, Inc., including the statement of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 2003 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Income, Inc. at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

November 10, 2003



ADDITIONAL INFORMATION (Unaudited)

DIVIDEND REINVESTMENT PLAN

Under the fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has fund shares registered in his name will have all dividends and distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to Mellon Bank, c/o ChaseMellon Shareholder Services, Shareholder Investment Plan, P.O. Box 3338, South Hackensack, New Jersey 07606, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than ten business days prior to the record date for any distribution.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

                                                             The Fund

ADDITIONAL INFORMATION (Unaudited) (CONTINUED)

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment
of    dividends    or    distributions.

The fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

MANAGED DIVIDEND POLICY

The fund' s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the fund, the fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the fund for any particular month may be more or less than the amount of net investment income earned by the fund during such month. The fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

BENEFITS AND RISKS OF LEVERAGING

The fund utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. These objects cannot be achieved in all interest rate environments. To leverage, the fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings
is    reflected    in    the    per

share net asset value of the fund's Common Stock. In order to benefit Common Shareholders, the yield curve must be positively sloped: that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risk of leveraging will begin to outweigh the benefits.

SUPPLEMENTAL INFORMATION

During the period ended September 30, 2003, shareholders approved changes in the fund' s fundamental investment policies to permit the fund to engage in swap transactions and to invest in other investment companies. Otherwise, during the period ended September 30, 2003, there were: (i) no material changes in the fund' s investment objective or policies, (ii) no changes in the fund's charter or by-laws that would delay or prevent a change of control of the fund, (iii) no material changes in the principal risk factors associated with investment in the fund, and (iv) no change in the person primarily responsible for the day-to-day management of the fund's portfolio.

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 2003 as "exempt-interest dividends" (not generally subject to regular federal income
tax)   .

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


PROXY RESULTS (Unaudited)

Holders of Common Stock and holders of Auction Preferred Stock ("APS") voted together as a single class on three proposals presented at the annual shareholders' meeting held on May 23, 2003 as follows:

                                                                                                           Shares
                                                                                ----------------------------------------------------
                                                                                        For                      Authority Withheld
                                                                                ----------------------------------------------------

To elect three Class I Directors:((+))

      Lucy Wilson Benson                                                            13,133,424                           506,447

      David W. Burke                                                                13,120,369                           519,502

      Clifford L. Alexander, Jr.                                                    13,144,946                           494,925

((+))  THE TERMS OF THESE CLASS I DIRECTORS EXPIRE ON 2006.


                                                                                                  Shares
                                                                --------------------------------------------------------------------
                                                                                For                 Against           Abstained
                                                                --------------------------------------------------------------------

To approve a change to the fundamental
   investment policies and investment
   restrictions to:

      * Engage in swap transactions                                       9,442,687               1,049,020              380,680

      * Expand investment in other
         investment companies                                             9,388,615               1,089,386              394,385

                                                                                                     The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

Current term expires in 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

CLIFFORD L. ALEXANDER, JR. (70)

BOARD MEMBER (2003)

Current term expires in 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*  President  of  Alexander  & Associates,  Inc.,  a  management consulting firm
(January    1981-present)

* Chairman of the Board of Moody's Corporation (October 2000-October 2003)

* Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director

* Mutual of America Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 70

                              --------------

LUCY WILSON BENSON (76)

BOARD MEMBER (1988)

Current term expires in 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President of Benson and Associates, consultants to business and government (1980-present)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The International Executive Services Corps., Director

* Citizens Network for Foreign Affairs, Vice Chairperson

* Council on Foreign Relations, Member

* Lafayette College Board of Trustees, Vice Chairperson

* Atlantic Council of the U.S., Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 44


DAVID W. BURKE (67)

BOARD MEMBER (1994)

Current term expires in 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum; Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

WHITNEY I. GERARD (68)

BOARD MEMBER (1988)

Current term expires in 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner of Chadbourne & Parke LLP, Partner

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

ARTHUR A. HARTMAN (77)

BOARD MEMBER (1989)

Current term expires in 2004

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia
Fund

* Advisory Council Member to Barings Vostok

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* APCO Associates, Inc., Senior Consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

GEORGE L. PERRY (69)

BOARD MEMBER (1989)

Current term expires in 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Economist and Senior Fellow at Brookings Institution

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* State Farm Mutual Automobile Association, Director

* State Farm Life Insurance Company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 42

                              --------------

THE ADDRESS OF EACH BOARD MEMBER IS C/O THE DREYFUS CORPORATION, 200 PARK AVENUE, NEW YORK, NY 10166.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

JOSEPH P. DARCY, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President of the Fund, Senior Portfolio Manager - Dreyfus Municipal Securities, and an officer of 1 other investment company (comprised of 1 portfolio) managed by the Manager. He is 46 years old and has been an employee of the Manager since May 1994.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 26 investment companies (comprised of 61 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.


JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

                                                             The Fund

NOTES

NOTES

OFFICERS AND DIRECTORS

Dreyfus Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Clifford L. Alexander, Jr.

Lucy Wilson Benson

David W. Burke

Whitney I. Gerard*

Arthur A. Hartman

George L. Perry*

* AUCTION PREFERRED STOCK DIRECTORS

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Executive Vice Presidents

      Stephen R. Byers

      Joseph P. Darcy

Secretary

      Michael A. Rosenberg

Assistant Secretaries

      Robert R. Mullery

      Steven F. Newman

      Jeff Prusnofsky

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber

      Kenneth J. Sandgren

PORTFOLIO MANAGERS

Joseph P. Darcy

A. Paul Disdier

Douglas J. Gaylor

Joseph A. Irace

PORTFOLIO MANAGERS (CONTINUED)

Colleen A. Meehan

W. Michael Petty

Scott Sprauer

Bill Vasiliou

James Welch

Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISBURSING AGENT  AND REGISTRAR

Mellon Bank N.A. (Common Stock)

Deutsche Bank Trust Company America (Auction Preferred Stock)

AUCTION AGENT

Deutsche Bank Trust Company America (Auction Preferred Stock)

STOCK EXCHANGE LISTING

NYSE Symbol: DMF

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--NATIONAL MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                        For More Information

                        Dreyfus Municipal Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent
                      and Registrar

                        (Common Stock)

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2003 Dreyfus Service Corporation                                  424AR0903

ITEM 2.      CODE OF ETHICS.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

      The Registrant's Board has determined that Joseph DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1)      Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL INCOME, INC.

By:   /s/Stephen E. Canter
      ____________________
      Stephen E. Canter
      President

Date:  November 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Stephen E. Canter
      ______________________
      Stephen E. Canter
      Chief Executive Officer

Date:  November 21, 2003

By:   /s/James Windels
      _______________________
      James Windels
      Chief Financial Officer

Date:  November 21, 2003

                                EXHIBIT INDEX

      (a)(1)      Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)